UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2021

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 28, 2020, AAR CORP. (the “Company”) and the members of its Board of Directors (the “Board”) were named as defendants in a putative class action filed in the Court of Chancery of the State of Delaware (the “Court”), captioned Vladimir Gusinsky Revocable Trust v. Anderson et.al., C.A. No. 2020-0714-KSJM (the “Action”) seeking declaratory and injunctive relief regarding the Board’s adoption of a stockholder rights agreement (the “Rights Agreement”) in March 2020. On October 5, 2020, the Board terminated the Rights Agreement after evaluating current market conditions relative to the time of the adoption of the Rights Agreement and receiving objections from a large institutional stockholder regarding the adoption of the Rights Agreement.

On October 8, 2020, the Court approved the dismissal of the Action as moot following the Company’s termination of the Rights Agreement and the joint filing by the Company and the plaintiff, Vladmir Gusinsky Revocable Trust (“Plaintiff”), requesting the Court to dismiss the action as moot, but retain jurisdiction to consider any application for attorneys’ fees and expenses submitted by Plaintiff or its counsel (the “Fee Request”).

On March 10, 2021, the Court granted a Stipulation and Order Closing the Case (the “Order”) in the Action, which resolved the Fee Request for $800,000. The Company agreed to the Fee Request as set forth in the Order to avoid the time and expense of further litigation with respect to the Fee Request. The Order requires that the Company file a copy of the Order as an exhibit to a Current Report on Form 8-K. The Order is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stipulation and Order, Court of Chancery of the State of Delaware March 10, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021
AAR CORP.

	By:	/s/ Sean M. Gillen
Sean M. Gillen
Vice President and Chief Financial Officer
(Principal Financial Officer)